Exhibit 99.1

GE AEROSPACE
PRELIMINARY UNAUDITED SUPPLEMENTAL CONSOLIDATED FINANCIAL INFORMATION

On April 2, 2024, General Electric Company completed the previously announced separation (the “Separation”) of GE Vernova Inc. (“GE Vernova”). General Electric Company now operates as GE Aerospace (the “Company”). The Separation of GE Vernova was achieved through the Company’s pro rata distribution (the “Distribution”) of all of the outstanding shares of GE Vernova common stock to holders of record of the Company’s common stock. Each holder of record of the Company’s common stock received one share of GE Vernova common stock for every four shares of the Company’s common stock held on March 19, 2024, the record date for the distribution. In lieu of fractional shares of GE Vernova, shareholders of the Company will receive cash. On April 2, 2024, GE Vernova’s common stock began trading on the New York Stock Exchange under the ticker symbol “GEV.” After the Distribution, the Company no longer consolidates GE Vernova into its financial results.

In connection with the Separation, the historical results of GE Vernova and certain assets and liabilities included in the Separation will be reported in the Company's consolidated financial statements as discontinued operations beginning in the second quarter of 2024. In addition, the Company now operates through two reportable segments: Commercial Engines and Services and Defense and Propulsion Technologies.

The following preliminary unaudited supplemental consolidated financial information is presented to reflect the reclassification of the GE Vernova business to discontinued operations for the first quarter of 2024 presented herein. Non-GAAP Financial Measures are presented excluding the results of GE Vernova to provide investors with a relevant comparison for the Company's future results. This informational Form 8-K in no way revises or restates the previously filed Consolidated Statement of Financial Position, Consolidated Statements of Earnings, Consolidated Statements of Cash Flows or Non-GAAP Financial Measures for the Company for any period presented.

This preliminary unaudited supplemental consolidated financial information, Non-GAAP Financial Measures and the notes thereto should be read together with the Company’s audited consolidated financial statements and the notes thereto as of and for the year ended December 31, 2023, and Management’s Discussion and Analysis included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, as well as the Company’s unaudited consolidated financial statements and the notes thereto filed for the three months ended March 31, 2024, and Management’s Discussion and Analysis included in the Company’s Quarterly Report on Form 10-Q filed for for the three months ended March 31, 2024.

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PRELIMINARY UNAUDITED SUPPLEMENTAL CONSOLIDATED FINANCIAL POSITION INFORMATION
As of March 31, 2024 (in billions)	As Reported	GE Vernova Separation(a)		Accounting Adjustments		Revised
Cash, cash equivalents and restricted cash	$18.4	$(3.7)		$0.2		$15.0
Investment securities	3.7	—		—		3.7
Current receivables	15.1	(7.6)		0.7	(b)	8.2
Inventories, including deferred inventory costs	17.6	(8.8)		—		8.8
Current contract assets	1.5	(6.8)		8.0	(f)	2.7
All other current assets	1.6	(1.1)	(c)	0.5	(i)	1.1
Assets of businesses held for sale	1.5	(1.0)		—		0.5
Current assets	59.6	(29.0)		9.4		40.0

Investment securities	38.7	—		—		38.7
Property, plant and equipment – net	12.3	(5.2)		—		7.1
Goodwill	13.3	(4.4)		—		8.9
Other intangible assets – net	5.5	(1.0)		—		4.6
Contract and other deferred assets	5.4	(0.6)		—		4.8
All other assets	17.0	(5.6)	(c)	1.2	(d)	12.6
Deferred income taxes	10.3	(2.9)	(c)	(0.5)	(d)	6.9
Assets of discontinued operations	1.7	48.7		0.5		50.9
Total assets	$163.9	$—		$10.6		$174.5

Short-term borrowings	1.0	—		(0.1)	(j)	1.0
Accounts payable and equipment project payables	15.2	(8.1)		0.7	(b),(e)	7.7
Progress collections	—	—		6.3	(f)	6.3
Contract liabilities and current deferred income	20.7	(14.1)		1.7	(f),(k)	8.3
Sales discounts and allowances	—	—		3.6	(g)	3.6
All other current liabilities	12.3	(4.6)	(c)	(3.1)	(g),(i),(k),(l)	4.6
Liabilities of businesses held for sale	1.8	(1.5)		—		0.3
Current liabilities	51.1	(28.4)		9.2		31.9

Deferred income	1.3	(0.2)		(0.1)	(k)	1.0
Long-term borrowings	19.5	(0.3)		—		19.2
Insurance liabilities and annuity benefits	37.9	—		—		37.9
Non-current compensation and benefits	11.0	(3.3)	(c)	(0.3)	(l)	7.5
All other liabilities	10.9	(3.9)		(0.3)	(k)	6.6
Liabilities of discontinued operations	1.2	36.1		2.0		39.2
Total liabilities	132.8	—		10.5		143.4

Common stock	—	—		—		—
Accumulated other comprehensive income (loss) – net attributable to the Company	(5.6)	—		—		(5.6)
Other capital	25.9	—		—		25.9
Retained earnings	88.1	—		—		88.1
Less common stock held in treasury	(78.5)	—		—		(78.5)
Total shareholders’ equity	29.9	—		—		29.9
Noncontrolling interests	1.2	—		—		1.2
Total equity	31.1	—		—		31.1
Total liabilities and equity	$163.9	$—		$10.6		$174.5

Amounts may not add due to rounding.

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PRELIMINARY UNAUDITED SUPPLEMENTAL CONSOLIDATED CASH FLOWS INFORMATION
As of March 31, 2024 (in billions)	As Reported	GE Vernova Separation(a)		Accounting Adjustments		Revised
Net earnings (loss)	$1.6	$—		$—		$1.6
(Earnings) loss from discontinued operations activities	—	0.1		0.1	(e)	0.2
Adjustments to reconcile net earnings (loss) to cash from (used for) operating activities:
Depreciation and amortization of property, plant and equipment	0.4	(0.2)		—		0.2
Amortization of intangible assets	0.1	(0.1)		—		0.1
(Gains) losses on retained and sold interests and other equity securities	(0.7)	—		—		(0.7)
Principal pension plans cost	(0.3)	0.1	(c)	—		(0.2)
Principal pension plans employer contributions	(0.1)	—	(c)	—		—
Other postretirement benefit plans (net)	(0.1)	—	(c)	—		(0.1)
Provision (benefit) for income taxes	0.3	(0.1)		—		0.2
Cash recovered (paid) during the year for income taxes	(0.1)	0.4		—		0.2
Changes in operating working capital:
Decrease (increase) in current receivables	0.2	(0.5)		0.5	(b)	0.3
Decrease (increase) in inventories, including deferred inventory costs	(1.2)	0.7		—		(0.5)
Decrease (increase) in current contract assets	(0.1)	0.3	(f)	(0.1)	(f)	0.2
Increase (decrease) in contract liabilities and current deferred income	1.1	(0.9)	(f)	(0.2)	(f)	—
Increase (decrease) in progress collections	—	—		0.2	(f)	0.2
Increase (decrease) in accounts payable and equipment project accruals	0.1	0.5		(0.4)	(b)(e)	0.2
Increase (decrease) in sales discounts and allowances	—	—		(0.1)	(g)	(0.1)
All other operating activities(h)	(0.3)	0.1		0.1	(c),(g)	(0.1)
Cash from (used for) operating activities – continuing operations	1.0	0.5		0.1		1.6
Cash from (used for) operating activities – discontinued operations	—	(0.5)		(0.1)		(0.6)
Cash from (used for) operating activities	1.0	—		—		1.0
	1.0
Additions to property, plant and equipment and internal-use software	(0.4)	0.2		—		(0.2)
Dispositions of property, plant and equipment	—	—		—		—
Dispositions of retained ownership interests	2.6	—		—		2.6
Net (purchases) dispositions of insurance investment securities	(1.1)	—		—		(1.1)
All other investing activities	(0.3)	(2.3)		0.3		(2.4)
Cash from (used for) investing activities – continuing operations	0.8	(2.1)		0.3		(1.1)
Cash from (used for) investing activities – discontinued operations	—	2.1		(0.3)		1.9
Cash from (used for) investing activities	0.8	—		—		0.8

Net increase (decrease) in borrowings (maturities of 90 days or less)	—	—		—		—
Newly issued debt (maturities longer than 90 days)	—	—		—		—
Repayments and other debt reductions (maturities longer than 90 days)	(0.3)	0.1		—		(0.2)
Dividends paid to shareholders	(0.1)	—		—		(0.1)
Purchases of common stock for treasury	(0.3)	—		—		(0.3)
All other financing activities	0.5	—		—		0.6
Cash from (used for) financing activities – continuing operations	(0.2)	0.1		—		(0.1)
Cash from (used for) financing activities – discontinued operations	—	(0.1)		—		(0.1)
Cash from (used for) financing activities	(0.2)	—		—		(0.2)
Effect of currency exchange rate changes on cash, cash equivalents and restricted cash	(0.1)	—		—		(0.1)
Increase (decrease) in cash, cash equivalents and restricted cash	1.5	—		—		1.5
Cash, cash equivalents and restricted cash at beginning of year	19.8	—		—		19.8
Cash, cash equivalents and restricted cash at March 31	21.3	—		—		21.3
Less cash, cash equivalents and restricted cash of discontinued operations at March 31	(1.4)	(3.7)		0.2		(4.9)
Cash, cash equivalents and restricted cash of continuing operations at March 31	$19.9	$(3.7)		$0.2		$16.4
Amounts may not add due to rounding.
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PRELIMINARY UNAUDITED SUPPLEMENTAL CONSOLIDATED EARNINGS INFORMATION
As of March 31, 2024 (in billions)	As Reported	GE Vernova Separation(a)		Accounting Adjustments		Revised
Sales of equipment	$5.9	$(3.6)		$0.1	(b)	$2.4
Sales of services	9.2	(3.7)		0.1	(b)	5.7
Insurance revenues	0.9	—		—		0.9
Total revenues	16.1	(7.3)		0.2		9.0

Cost of equipment sold	6.0	(3.7)		0.2	(b)	2.5
Cost of services sold	5.6	(2.3)		—	(b)	3.3
Selling, general and administrative expenses	2.3	(1.2)		(0.1)	(e)	1.0
Separation costs	0.4	—		(0.1)	(e)	0.3
Research and development	0.5	(0.2)		—		0.3
Interest and other financial charges	0.3	—		—		0.3
Insurance losses, annuity benefits and other costs	0.6	—		—		0.6
Non-operating benefit cost (income)	(0.4)	0.1	(c)	—		(0.2)
Total costs and expenses	15.3	(7.3)		—		8.0

Other income (loss)	1.1	—		(0.1)		1.0

Earnings (loss) from continuing operations before income taxes	1.9	—		0.2		2.0
Benefit (provision) for income taxes	(0.3)	0.1		—		(0.2)
Earnings (loss) from continuing operations	1.5	—		0.2		1.7
Earnings (loss) from discontinued operations, net of taxes	—	—		(0.2)		(0.2)
Net earnings (loss)	1.6	—		—		1.6
Less net earnings (loss) attributable to noncontrolling interests	—	—		—		—
Net earnings (loss) attributable to the Company	1.5	—		—		1.5
Preferred stock dividends and other	—	—		—		—
Net earnings (loss) attributable to common shareholders	$1.5	$—		$—		$1.5

Per-share amounts
Earnings (loss) per share from continuing operations
Diluted earnings (loss) per share	$1.38					$1.58
Basic earnings (loss) per share	$1.39					$1.59

Average equivalent shares (in millions)
Diluted	1,103					1,103
Basic	1,091					1,091
Amounts may not add due to rounding.

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PRELIMINARY UNAUDITED SUPPLEMENTAL SEGMENT INFORMATION

SEGMENT REVENUES - COMMERCIAL ENGINES AND SERVICES	Q1'23	Q2'23	Q3'23	Q4'23
Equipment	$1.3	$1.6	$1.6	$1.7
Services	3.9	4.1	4.9	4.8
Total segment revenues	$5.2	$5.7	$6.5	$6.4

SEGMENT REVENUES - DEFENSE AND PROPULSION TECHNOLOGIES	Q1'23	Q2'23	Q3'23	Q4'23
Equipment	$0.9	$1.1	$0.9	$1.1
Services	1.1	1.2	1.3	1.3
Total segment revenues	$2.0	$2.4	$2.2	$2.4

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FINANCIAL MEASURES THAT SUPPLEMENT GAAP

We believe that presenting non-GAAP financial measures provides management and investors useful measures to evaluate performance and trends of the total company and its businesses. This includes adjustments in recent periods to GAAP financial measures to increase period-to-period comparability following actions to strengthen our overall financial position and how we manage our business. In addition, management recognizes that certain non-GAAP terms may be interpreted differently by other companies under different circumstances. The reasons we use these non-GAAP financial measures and the reconciliations to their most directly comparable GAAP financial measures follow. Certain columns or rows within these reconciliations may not add or recalculate due to the use of rounded numbers. Totals are presented are calculated from the underlying numbers in millions.

ADJUSTED EARNINGS (LOSS) (NON-GAAP)	Three months ended March 31, 2024
(In billions; per-share amounts in dollars)	Earnings	EPS
Earnings (loss) from continuing operations (GAAP)	$1.7	$1.58
Insurance earnings (loss) (pre-tax)	0.2	0.18
Tax effect on Insurance earnings (loss)	—	(0.04)
Less: Insurance earnings (loss) (net of tax)	0.2	0.14
U.S. tax equity earnings (loss) (pre-tax)	—	(0.04)
Tax effect on U.S. tax equity earnings (loss)	0.1	0.05
Less: U.S. tax equity earnings (loss) (net of tax)	—	0.01
Non-operating benefit (cost) income (pre-tax) (GAAP)	0.2	0.20
Tax effect on non-operating benefit (cost) income	—	(0.04)
Less: Non-operating benefit (cost) income (net of tax)	0.2	0.16
Gains (losses) on purchases and sales of business interests (pre-tax)	—	0.01
Tax effect on gains (losses) on purchases and sales of business interests	—	0.01
Less: Gains (losses) on purchases and sales of business interests (net of tax)	—	0.02
Gains (losses) on retained and sold ownership interests and other equity securities (pre-tax)	0.6	0.58
Tax effect on gains (losses) on retained and sold ownership interests and other equity securities	—	—
Less: Gains (losses) on retained and sold ownership interests and other equity securities (net of tax)	0.6	0.57
Restructuring & other (pre-tax)	(0.1)	(0.06)
Tax effect on restructuring & other	—	0.01
Less: Restructuring & other (net of tax)	(0.1)	(0.05)
Separation costs (pre-tax)	(0.3)	(0.23)
Tax effect on separation costs	—	0.03
Less: Separation costs (net of tax)	(0.2)	(0.20)
Less: Excise tax and accretion of preferred share redemption	—	—
Adjusted earnings (loss) (Non-GAAP)	$1.0	$0.93

The service cost for our pension and other benefit plans are included in Adjusted earnings*, which represents the ongoing cost of providing pension benefits to our employees. The components of non-operating benefit costs are mainly driven by capital allocation decisions and market performance. We believe the retained cost in Adjusted earnings* provides management and investors a useful measure to evaluate the performance of the total company and increases period-to-period comparability. We also use Adjusted EPS* as a performance metric at the company level for our annual executive incentive plan.

FREE CASH FLOWS (FCF) (NON-GAAP) (In billions)	Three months ended March 31, 2024
Cash from operating activities – continuing operations (GAAP)	$1.6
Add: gross additions to property, plant and equipment and internal-use software	(0.2)
Less: separation cash expenditures	(0.2)
Less: Corporate restructuring cash expenditures	(0.1)
Free cash flows (Non-GAAP)	$1.7

We believe investors may find it useful to compare free cash flows* performance without the effects of cash flows for separation cash expenditures and Corporate restructuring cash expenditures (associated with the separation-related program announced in October 2022). We believe this measure will better allow management and investors to evaluate the capacity of our operations to generate free cash flows*.

*Non-GAAP Financial Measure
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NOTES TO THE PRELIMINARY UNAUDITED SUPPLEMENTAL CONSOLIDATED FINANCIAL INFORMATION

The following items resulted in adjustments in the unaudited supplemental consolidated financial information:

(a)	Represents the reclassification of balances and results attributable to the GE Vernova Separation to discontinued operations.
(b)	Adjustments primarily represent the reversal of intercompany eliminations related to the sale of equipment and services from the Company to GE Vernova and the transfer of intercompany eliminations related to transactions between GE Vernova entities from the Company to GE Vernova.
(c)
Adjustments reflect the transfer of a portion of the Company's postretirement benefit plans, including a portion of GE’s Principal Pension Plans, the GE Principal Retiree Benefit Plans and Other Pension Plans, and deferred compensation arrangements and other compensation and benefits obligations and the related costs and cash expenditures to GE Vernova.

(d)	Adjustment represents Renewable Energy tax equity investments of $1.2 billion that were transferred from GE Vernova to the Company prior to the Separation along with related deferred tax liabilities of $0.2 billion. In addition, we reclassified $0.3 billion of deferred tax assets related to GE Vernova to discontinued operations.
(e)	Adjustment reflects separation costs and cash expenditures and restructuring and other charges incurred by the Company that were directly attributable to the GE Vernova business.
(f)	As a result of the Separation, if long-term service agreements continue to be presented as net assets, total customer contracts would be in a liability position. This adjustment represents the reclassification of long-term service agreements in a liability position to Contract liabilities and current deferred income, and the financial statement line item was renamed as such. In addition, Progress collections was reclassified from Progress collections and deferred income to its own financial statement line item.

(g)	Adjustment represents the reclassification of sales discounts and allowances from all other current liabilities to its own financial statement line item.
(h)	Includes (gains) losses on purchases and sales of business interests and Financial services derivatives net collateral/settlement as presented in our 2023 10-K.
(i)	Adjustment represents change in intercompany eliminations related to derivative assets and liabilities attributable to GE Vernova.
(j)	Adjustment represents the transfer of short-term debt attributable to GE Vernova from the Company.
(k)	Adjustment represents reclassification of deferred income of $0.1 billion and operating lease liabilities of $0.3 billion attributable to GE Aerospace from non-current liabilities to current liabilities.
(l)	In connection with the Separation, current compensation and benefits obligations with respect to additional employee-related obligations of active and former employees along with non-current benefit obligations pertaining to severance liabilities were transferred from the Company to GE Vernova.

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